Exhibit 99.1

Partner with nature to make better products, a better way, for a better world. Jay Flatley March 8, 2022 Cowen Healthcare Conference

Forward Looking Statements Certain statements in this presentation and the accompanying oral commentary are forward-looking statements regarding Zymergen Inc. (“Zymergen”) within the meaning of federal securities laws. These statements relate to future plans, events or results, including, without limitation, statements regarding the potential for our advanced materials business, including our nitrogen fixation, advanced polymers, water repellency and mRNA enzyme programs, and drug discovery and automation businesses; our preliminary financial results for 2021; the potential for our platform and technology; our expectations for our product pipeline at the end of 2022, our projections of market opportunities, including estimates of TAM and SAM and long-term expectations; our forecast indicating sufficient cash to support our operations to mid-2023; the commercial opportunities on which we are focused and our ability to execute on such opportunities; our strategy of pursuing continuous launches of breakthrough products; our ability to build a pipeline of new products, including expectations for our research phase programs to advance into our product pipeline; our plans, strategies, and objectives for future operations and directions and our ability to execute on those plans; and the potential of synthetic biology. In some cases, forward-looking statements can be identified by terminology such as “we believe,” “may,” “will,” “could,” “would,” “should,” “to,” “plan,” “target,” “focus,” “pursue,” “develop,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “designed to” or other comparable terminology. All statements other than statements of historical fact could be forward-looking statements. Zymergen has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Zymergen believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, including, but not limited to, risks relating to Zymergen’s ability to successfully develop, launch, commercialize or generate revenue from its products; the market acceptance of our products, Zymergen’s ability to develop or execute on its new strategic plan and Zymergen’s ability to reduce its operating costs and extend its cash runway. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Zymgeren in general, see Zymergen's periodic filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and any current and periodic reports filed thereafter. The forward-looking statements in this presentation are made only as of the date hereof and, except as required by law, Zymergen assumes no obligation and does not intend to update these forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by Zymergen relating to market size, penetration and growth and other industry data, which involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of Zymergen's future performance and the future performance of the markets in which Zymergen operates are necessarily subject to a high degree of uncertainty and risk. In light of the foregoing, investors are urged not to rely on any forward-looking statement, estimates or third-party data in reaching any conclusion or making any investment decision about any securities of Zymergen. The financial results presented in this presentation are preliminary, estimated and unaudited. They are subject to the completion and finalization of Zymergen’s financial and accounting closing procedures. They reflect management’s estimates based solely upon information available to management as of the date of this presentation. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for the financial information to be filed with the Securities and Exchange Commission in our Annual Report on Form 10-K for the year ended December 31, 2021, once it becomes available. Accordingly, you should not place undue reliance upon this preliminary information.

Preliminary Cash and Equivalents as of 12/31/21 (Excluding Restricted Cash) Preliminary Estimated Full-Year 2021 Revenue ~ $387M $15 - $17M 2021 Financial Results 2021 financial results are preliminary, estimated and subject to change. See “forward looking statements.”

We are a Biotech Company that Designs and Produces Molecules, Microbes and Materials for Diverse End Markets Materials • 3D Printing • Sumitomo partnership Advanced Polymers Microbes • Nitrogen fixation • Other nutrients Agriculture Materials • Paper • Future applications Water Repellency Molecules • Near-term licensing model • Long-term ZY assets Drug Discovery Molecules • VCE • 2-O-MT Enzymes • Solution sell to 3rd parties • Based initially on ZY architecture Automation Advanced Materials

Microbial Strains Capture Nitrogen from Atmosphere • Gen 1 - Will not be commercialized • Gen 2 - Field testing in 2022 • Gen 3 - Under development for 2023 trials High O2 Low O2 NH3 NH3 N2

Water Repellency A family of molecules that adheres to cellulose and repels water • Early prospects testing treated paper for straw application • Demonstrated excellent water repellency and wet tensile strength • Potential to use less paper

Z2 Polymer…Ultra-Strong Material for 3D Printing Low warpage Increased yields Higher tensile and Z-strength. Low Tg Good thermal and chemical properties • Testing with OEM’s and end users in defense and aerospace confirming performance advantages • Interest in development grade material for validation and qualification • Approval on multiple printer types next step to commercialization

• Single 3,000 L fermentation • 2x production target • Purity >99% Advanced Polymers - Z1 Partnership with Sumitomo

mRNA Enzymes - VCE and 2'-O-MT

High-quality, reliable, enzyme supply

- Manufacturing through CMO improves margins
- Yields exceeding known industry benchmarks, activity matching market specs
- Advanced business discussions with multiple potential distribution partners
- Customer evaluations starting soon

2020	Today	Future
	**~$800M** VCE + 2'-O-MT market size in 2022	**~$4B+** Mid-term mRNA reagents market size
COVID-19 created the demand for mRNA raw materials	Supply matching demand Supply chains not yet resilient Investment in 180+ post-COVID mRNA pipeline programs	mRNA joins established modalities Unlocks a new class of nucleic acid therapeutics across diseases

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Potentially many more Addressable Targets Natural Products Small Molecules Monoclonal Antibodies 10 – 20% of Targets 10 – 20% of Targets Cell penetrant Complex binding Not orally bioavailable Not cell penetrant Insufficient for many targets Natural Products Can Address Challenging Intracellular Targets

Zymergen Public Sequences • Grant from The Bill and Melinda Gates Foundation for 3 initial targets • Discussions with multiple partners with multiple targets Exploring the Universe of Natural Products

• > 20 customers in commercial pipeline • 2 contracts in place for detailed system design Automation Commercialization

Product Pipeline Implemented rigorous Product Development Process (PDP) December 2021 Phase 0 Phase 1 Phase 2 Phase 3 Phase 4 Concept Feasibility Development Pilot Launch Program 5 Program 1 Program 3 Program 4 Program 2 Represents nitrogen fixation, water repellency, 3D printing and Z-1.

Phase 0 Phase 1 Phase 2 Phase 3 Phase 4 Concept Feasibility Development Pilot Launch Product Pipeline today March 2022 Program 6 Program 1 Program 2 Program 3 Program 4 Program 5 • Two programs moved to next phase • One program moved within a phase • One new program Includes one new program that is a second version of an existing program.

Phase 0 Phase 1 Phase 2 Phase 3 Phase 4 Concept Feasibility Development Pilot Launch Assumes no delays or cancellations Ending 2022 Program 2 Program 3 Program 6 Program 4 Program 1 Program 5 Product Pipeline End of 2022 • 1 program in development • 4 programs in pilot • 1 program launched

Research Team Rapidly Exploring Next Opportunities

Product Verticals

- Vertical 1 ■
- Vertical 2 ▲
- Vertical 3 ★
- Vertical 4 ◆
- Other ●

Time to biology manufacturing

- Shortest
- Longest



Market Opportunity(Annual Sales)
>$YYM
$XXM-$YYM
<$YYM
>Y Years
X - Y Years
< X Years
Chemistry technical achievability (years to manufacturing)
Molecule:
A
B
C
D
E
F
G
H
I
J
K
L

Indicative representation of biochemical space under consideration by our team.

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Phase 0 Phase 1 Phase 2 Phase 3 Phase 4 Concept Feasibility Development Pilot Launch Goal for End of 2022 Program 2 Program 3 Program 6 Program 4 Program 1 Program 5 New 3 New 1 New 2 Research Delivering New Programs • 5 programs ready for PDP • 2 to 4 new programs into pipeline End of 2022 Goals